UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2026

AUDIOEYE, INC.

(Exact name of registrant as specified in charter)

Delaware	001-38640	20-2939845
State of Other Jurisdiction of Incorporation	Commission File Number	IRS Employer Identification No.

5210 E. Williams Circle, Suite 750

Tucson, Arizona 85711

(Address of principal executive offices / Zip Code)

(866) 331-5324

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	AEYE	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 20, 2026, AudioEye, Inc. (the “Company”) issued a press release related to the matters described in Item 8.01 below. A copy of the press release is attached hereto as Exhibit 99.1.

The information set forth in this Item 7.01 and in Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Information.

On October 20, 2026, the Company announced that the Board of Directors of the Company has approved a new program to repurchase up to $15.0 million of its outstanding shares of common stock, par value $0.00001 per share, expiring on October 18, 2027. This program replaces the share repurchase program that the Board of Directors had approved in January 2025 and was scheduled to expire on January 24, 2027, which program the Board of Directors terminated in connection with the approval of the new program.

The Company intends to fund the new stock repurchase program with working capital and cash from operations. Repurchases under the program may be made from time to time in open market purchases, in block transactions, as privately negotiated transactions, through accelerated stock repurchase programs, through Rule 10b5-1 repurchase plans or otherwise, subject to applicable laws, regulations and contractual provisions. The program may be amended, suspended, or discontinued at any time and does not commit the Company to repurchase any shares of its common stock.

Item 9.01 Financial Statements and Exhibits.

(d)        Exhibits:

Exhibit Number	Description
99.1	Press release, dated October 20, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 20, 2026	AudioEye, Inc.
(Registrant)

	By	/s/ Kelly Georgevich
	Name:	Kelly Georgevich
	Title:	Chief Executive Officer